28. Capital Management	12 Months Ended
Dec. 31, 2017
Capital Management
Capital Management

Note 28 — Capital Management

The primary objective of the Group’s capital management is to ensure that it remains within its quantitative banking covenants and maintain a strong credit rating. No changes were made in the objectives, policies or processes during the years ended December 31, 2017, 2016 and 2015.

The Group monitors capital primarily using a loan-to-value ratio, which is calculated as the amount of outstanding debt divided by the valuation of the investment property portfolio. The Group’s policy is to keep its average loan-to-value ratio lower than 80%.

Banking covenants vary according to each loan agreement, but typically require that the loan-to-value ratio does not exceed 80% to 85%.

During 2014, certain Subsidiaries of the Group missed scheduled repayments on a bank loan and four finance leases (see note 18 — Loans and Borrowings, and note 19 — Finance Leases). During 2015, certain Subsidiaries of the Group missed scheduled repayments on three finance leases. In addition, the Group was not able to repay the note payable to underwriters on its maturity date of December 31, 2013. As a result of the payment default, an additional default interest rate is added to the original interest rate (see note 21 — Note Payable to Underwriters).

During 2016, one of the Subsidiaries missed certain scheduled payments to a finance lease creditor (see note 19 — Finance Leases), but has since obtained the approval from this finance lease creditor of a modification repayment plan. As a result, Management has not classified the full portion of this affected finance lease as current loans and borrowing as of December 31, 2017 and 2016.

	2017	2016	2015
Carrying amount of loans and borrowings	$22,584,601	$25,317,163	$26,807,987
External valuation of completed investment property	33,829,902	35,786,053	37,407,083
Loan to value ratio	67%	71%	72%